UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Tidewater Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange
Warrants to purchase shares of common stock	TDW.WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)      On June 6, 2024, Tidewater Inc. (the “Company”) held its 2024 annual meeting of stockholders (“Annual Meeting”) virtually via a live audio webcast.

(b)     As of April 19, 2024, the record date for the Annual Meeting, the Company had 52,759,556 shares of common stock outstanding and entitled to vote. Of this number, 47,280,471 shares were represented in person or by proxy at the meeting, which represented 89.61% of the shares entitled to vote. The Company’s stockholders voted on the following four proposals at the Annual Meeting, detailed descriptions of which are contained in the 2024 Proxy Statement (“Proxy Statement”), casting their votes as described below.

Proposal 1: Election of Eight Directors

Each of the eight individuals listed below was elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Darron M. Anderson	42,336,549	552,503	11,883	4,379,536
Melissa Cougle	42,870,970	18,389	11,576	4,379,536
Dick H. Fagerstal	42,227,958	660,979	11,998	4,379,536
Quintin V. Kneen	42,879,967	9,229	11,739	4,379,536
Louis A. Raspino	42,859,877	29,305	11,753	4,379,536
Robert E. Robotti	42,886,153	10,879	3,903	4,379,536
Kenneth H. Traub	39,153,962	3,735,087	11,886	4,379,536
Lois K. Zabrocky	42,871,373	18,800	10,762	4,379,536

Proposal 2: Advisory Vote on Executive Compensation

Proposal 2 was an advisory vote on the executive compensation of our named executive officers as disclosed in the Proxy Statement. This advisory vote was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,620,365	269,376	11,194	4,379,536

Proposal 3: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

Proposal 3 was an advisory vote on the frequency of future advisory votes on the executive compensation of our named executive officers. The advisory vote to hold future advisory votes on executive compensation every year (annually) was approved.

One Year	Two Years	Three Years	Abstentions
41,431,785	175,227	1,253,803	40,120

Proposal 4: Ratification of Selection of Independent Registered Public Accounting Firm

Proposal 4 was a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal was approved.

Votes For	Votes Against	Abstentions
47,254,428	19,911	6,132

(d) Frequency of Shareholder Votes on Executive Compensation. Consistent with the recommendation of the Company’s Board of Directors, the Company’s stockholders recommended, by advisory, non-binding vote, a one-year frequency of future advisory votes on executive compensation. In accordance with these results and its previous recommendation, the Company’s Board of Directors determined that future advisory votes on executive compensation will be held annually until the next required advisory vote on the frequency of stockholder votes on the compensation of named executive officers, which the Company expects to hold no later than its 2030 Annual General Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

Date: June 7, 2024	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, General Counsel and Corporate Secretary